PIMCO Funds

Supplement dated August 10, 2022 to the Bond Funds Prospectus (the “Prospectus”)

dated August 1, 2022, as supplemented from time to time

Disclosure Related to the PIMCO Climate Bond Fund (the “Fund”)

Effective immediately, the Fund’s portfolio is jointly and primarily managed by Jelle Brons, Grover Burthey, Ketish Pothalingam and Samuel Mary. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Managers” section of the Fund’s Portfolio Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Jelle Brons, Grover Burthey, Ketish Pothalingam and Samuel Mary. Messrs. Brons, Burthey and Pothalingam are Executive Vice Presidents of PIMCO. Mr. Mary is a Vice President of PIMCO. Messrs. Brons, Pothalingam and Mary have jointly and primarily managed the Fund since its inception in December 2019. Mr. Burthey has jointly and primarily managed the Fund since August 2022.

In addition, effective immediately, disclosure concerning the Fund’s portfolio managers in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Climate Bond PIMCO Total Return ESG	Jelle Brons	12/19* 4/19

Executive Vice President, PIMCO. Mr. Brons is a portfolio manager on the global corporate bond team. Prior to joining PIMCO in 2005, Mr. Brons worked at UBS Investment Bank in the credit fixed income department, initially in credit sales and then with the team responsible for CreditDelta, a credit market and portfolio analysis tool. He has investment experience since 2002 and holds a master’s degree in actuarial science and econometrics from the University of Amsterdam and a master’s degree in financial engineering and quantitative analysis from the ICMA Business School at the University of Reading. He is a Certified Financial Risk Manager (FRM).

PIMCO Climate Bond	Grover Burthey	8/22

Executive Vice President, PIMCO. Mr. Burthey is head of ESG portfolio management, leading ESG investment activity and the ESG analyst team. He also focuses on infrastructure investment opportunities. He re-joined PIMCO in 2019. From 2017 to 2019, Mr. Burthey served as Deputy Assistant Secretary for Policy at the U.S. Department of Transportation, where he led several infrastructure policy initiatives, including discretionary grants and federal loans. He originally joined PIMCO in 2012 and was a portfolio manager on the structured credit desk, focusing on commercial real estate, mortgage-backed securities, and corporate debt. Prior to that, he was with HSBC’s debt capital markets group. He has investment experience since 2007 and holds an MBA from the Stanford Graduate School of Business and a bachelor’s degree in economics from the Wharton School of the University of Pennsylvania.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Climate Bond	Samuel Mary	12/19*

Vice President, PIMCO. Mr. Mary is an ESG research analyst, focused on the integration of ESG (environmental, social, and governance) factors into PIMCO’s portfolio management and credit research. He also leads PIMCO’s research on climate change. Prior to joining PIMCO in 2018, he worked as a senior ESG and sustainability research analyst at Kepler Cheuvreux, where he was responsible for the group’s thematic and impact investing research product, ESG corporate access and in-house ESG integration framework, based on methodologies that integrate ESG issues within fundamental equity analysis for specific sectors. He has investment experience since 2011 and holds a master’s degree in management with a specialization in finance from ESCP Europe. He was Extel’s top-ranked individual for SRI Research in 2017, based on surveys of UK asset managers.

PIMCO Climate Bond	Ketish Pothalingam	12/19*

Executive Vice President, PIMCO. Mr. Pothalingam is a portfolio manager focusing on U.K. credit investing in the European portfolio management group. He is a member of PIMCO’s ESG (environmental, social, and governance) team, focusing on corporate credit and global bond ESG portfolios, and is PIMCO’s elected representative on the ICMA’s Green Bond Principles and Social Bond Principles Executive Committee. Prior to joining PIMCO in 2009, he was a credit fund manager with Threadneedle Investments in London. Before that, he was with Lehman Brothers in London as executive director, responsible for sterling credit trading. He previously spent 11 years with HSBC Holdings in London and Tokyo. He has investment and financial services experience since 1987 and holds an undergraduate degree from University College London and a diploma (niveau moyen) from L’Institut D’Etudes Francaises de Tours. He holds the InvestmentManagement Certificate and is a member of the UK Society of Investment Professionals

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP1_081022

PIMCO Funds

Supplement dated August 10, 2022 to the Statement of Additional Information (the “SAI”)

dated August 1, 2022, as supplemented from time to time

Disclosure Related to the PIMCO Climate Bond Fund (the “Fund”)

Effective immediately, the Fund is jointly and primarily managed by Jelle Brons, Grover Burthey, Ketish Pothalingam and Samuel Mary.

Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsections titled “Portfolio Managers—Other Accounts Managed” and “Portfolio Managers—Securities Ownership” in the SAI.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP2_081022